Perimeter Small Cap Opportunities Fund
A series of the Investment Managers Series Trust

Supplement Dated January 10, 2014
To the Prospectus and Statement of Additional Information
Dated October 1, 2013

Perimeter Capital Management LLC (the “Advisor”) has agreed to extend its contractual agreement to limit the Fund’s total annual fund operating expenses to 1.20% of the Fund’s average daily net assets through September 30, 2019.  In addition, the following text replaces the “Example” on page 2 of the Fund’s Prospectus:

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$10,500

Please retain this Supplement with your records.